                                                                     Exhibit 4.1


CLASS A CALLABLE PUTTABLE                              CLASS A CALLABLE PUTTABLE
       COMMON STOCK                                           COMMON STOCK

                                [DREYER'S LOGO]
          [SEAL]                                                 [SEAL]

INCORPORATED UNDER THE LAWS                              SEE REVERSE FOR CERTAIN
 OF THE STATE OF DELAWARE                                DEFINITIONS AND LEGEND

THIS CERTIFIES THAT                                        CUSIP 261877  10  4



                      [IMAGE OF DREYER'S ICE CREAM TRUCK]





IS THE RECORD
HOLDER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A CALLABLE PUTTABLE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF
--------------- DREYER'S GRAND ICE CREAM HOLDINGS, INC. ------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                              CERTIFICATE OF STOCK



                 [DREYER'S GRAND ICE CREAM HOLDINGS, INC. SEAL]


    Mark LeHocky                                               T. Gary Rogers

     SECRETARY                                             CHAIRMAN OF THE BOARD

     The shares of Class A Callable Puttable Common Stock represented hereby are subject to (i) redemption at the option of the Corporation during the periods, at the prices and on the terms and conditions specified in the Corporation's Certificate of Incorporation, (ii) an option on the part of the holder, under certain circumstances, to require the Corporation to redeem such shares of Class A Callable Puttable Common Stock at the prices and on the terms and conditions specified in the Corporation's Certificate of Incorporation, and (iii) conversion into Class B Common Stock, par value $0.01, of the Corporation, on the date specified, and upon the terms and conditions set forth in, such Certificate of Incorporation. After redemption the shares represented by this certificate shall cease to be outstanding for all purposes and the holder hereof shall be entitled to receive only the redemption price of such shares, without interest. After conversion this certificate shall represent the shares of Class B Common Stock into which the shares of Class A Callable Puttable Common Stock represented hereby shall have been converted, and this certificate may be exchanged for a new certificate representing such shares of Class B Common Stock.


                    DREYER'S GRAND ICE CREAM HOLDINGS, INC.


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                    UNIF GIFT MIN ACT-___________Custodian ____________
     TEN ENT - as tenants by the entireties                                (Cust)               (Minor)
     JT TEN  - as joint tenants with right of                            under Uniform Gifts to Minors
               survivorship and not as tenants                           Act______________________________
               in common                                                             (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of Class A Callable Puttable Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________________


                          ______________________________________________________
                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                  FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                  WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                  CHANGE WHATEVER.



__________________________________________________
           AMERICAN BANK NOTE COMPANY
             55TH and SANSOM STREET
             PHILADELPHIA, PA 19139
                 (215) 764-8600
__________________________________________________
         SALES:  M. SANDHU:  415-441-1292
__________________________________________________
    / HOME 12 / LIVE JOBS / D/ DREYER 75319
__________________________________________________


__________________________________________________
PRODUCTION COORDINATOR: BELINDA BECK: 315-764-4619
           PROOF OF JANUARY 15, 2003
                    DREYER'S
                   H 75319 BK
__________________________________________________
         OPERATOR:               HJ
__________________________________________________
                      NEW
__________________________________________________